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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             ---------------------
                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 22, 1998


                    QWEST COMMUNICATIONS INTERNATIONAL INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                               -----------------
                (State or other jurisdiction of incorporation)


      000-22609                                            84-1339282
-------------------------                        ------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


555 Seventeenth Street, Suite 1000              Denver, Colorado        80202
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: 303-291-1400
                                                          -------------
                                Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

The Registrant announced today that it sold and issued $450,505,000 in aggregate principal amount at maturity of its 8.29% Senior Discount Notes due 2008 for gross proceeds of approximately $300 million. Reference is made to Exhibits
99.1 and 99.2 attached to this Current  Report for further information.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibit 99.1 Press release of the Registrant dated January 22, 1998.

        Exhibit 99.2 Press release of the Registrant dated January 29, 1998.
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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ---------------

                    QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  January 29, 1998                  By: /s/ Robert S. Woodruff
                                            _______________________________
                                            Robert S. Woodruff
                                            Executive Vice President - Finance,
                                            Chief Financial Officer and
                                            Treasurer
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                        EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
99.1                    Press  release the Registrant dated January 22, 1998.

99.2                    Press  release the Registrant dated January 29, 1998.